UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 20, 2003



                            HARVEY ELECTRONICS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         NEW YORK                    1-4626                    13-1534671
-------------------------            ------                  -------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
    of incorporation)                                    Identification Number)



                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
-------------------------------------------------------------------------------
               (Address of principal executive office) (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078



                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



Item 9. Information Furnished Under Item 12 (Results of Operations and Financial Condition).
         ------------------------


     On June 20, 2003 Harvey Electronics, Inc. issued an earnings release announcing its financial results for the thirteen and twenty seven weeks ended May 3, 2003. A copy of the earnings release is attached as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               HARVEY ELECTRONICS, INC.


                           By: /s/ Joseph J. Calabrese
                               -----------------------
                               Joseph J. Calabrese, Executive Vice President Chief Financial Officer, Treasurer and Secretary


Date:  June 20, 2003